UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2018

FRONTIER DIGITAL MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado	333-205571	46-2276094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001& 1002, 10/F Midland Financial Building 33 Argyle Street, Mongkok, Kowloon, Hong Kong	n/a
(Address of principal executive offices)	(Zip Code)

+852 29803711

Registrant’s telephone number, including area code

2605 Red Hawk Ridge Drive

Castle Rock, Colorado  80109

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01    CHANGES IN REGISTRANT’ S CERTIFYING ACCOUNTANT

(a) On September 14, 2018, the board of directors of Frontier Digital Media Group, Inc. (the “Company”) dismissed its independent registered public accounting firm, Haynie & Company, Salt Lake City (“Haynie”), effective as of September 14, 2018.

The reports of Haynie on the Company’s financial statements for the year ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern. During the year ended December 31, 2017 and in the subsequent period through September 14, 2018, there were no disagreements with Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Haynie, would have caused Haynie to make reference to the matter in its reports on the Company’s financial statements for such periods.

The Company provided Haynie with a copy of the disclosures in the preceding paragraph and requested in writing that Haynie furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Haynie provided a letter, dated September 17, 2018 stating its agreement with such statements, which is included as exhibit 16.1 to this Current Report on Form 8-K.

(b) On September 14, 2018, the Company, based on the decision of its board of directors, approved the engagement of  BF Borgers CPA PC, Lakewood, Colorado (“Borgers”) to serve as the Company’s independent registered public accounting firm, commencing September 15, 2018.

During the fiscal year ended December 31, 2017 and through the date of the board of directors’ decision, the Company did not consult Borgers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

16.1	Letter from Haynie & Company dated September 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Digital Media Group, Inc.

Dated: September 17, 2018	By: /s/ Kok, Seng Yeap
Kok, Seng Yeap
Chief Executive Officer

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